Asset Impairment Charges and Reversals	12 Months Ended
Dec. 31, 2018
Disclosure of impairment of assets [Abstract]
Asset Impairment Charges and Reversals
Asset Impairment Charges and Reversals
As part of the Corporation’s monitoring controls, long-range forecasts are prepared for each CGU. The long-range forecast estimates are used to assess the significance of potential indicators of impairment and provide criteria to evaluate adverse changes in operations. The Corporation also considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. When indicators of impairment are present, the Corporation estimates a recoverable amount for each CGU by calculating an approximate fair value less costs of disposal using discounted cash flow projections based on the Corporation’s long-range forecasts. The valuations used are subject to measurement uncertainty based on assumptions and inputs to the Corporation’s long-range forecast, including changes to fuel costs, operating costs, capital expenditures, external power prices and useful lives of the assets extending to the last planned asset retirement in 2073.
A. Alberta Merchant CGU
During 2018, 2017 and 2016, uncertainty continued to exist within the province of Alberta regarding the Government's Climate Leadership Plan, the future design parameters of the Alberta electricity market, and federal policies on the carbon levy and greenhouse gas ("GHG") emissions. Economic conditions also contributed to continued oversupply conditions and depressed market prices throughout 2015 to 2017. The Corporation assessed whether these factors, and events arising during the latter part of 2016, which are more fully discussed below, presented an indicator of impairment for its Alberta Merchant CGU. In consideration of the composition of this CGU, the Corporation determined that no indicators of impairment were present with respect to the Alberta Merchant CGU. Due to this determination, the Corporation did not perform an in-depth impairment analysis for any of these years, but for all years, a sensitivity analysis associated with these factors was performed to confirm the continued existence of adequate excess of estimated recoverable amount over book value. This analysis of the Alberta Merchant CGU continued to demonstrate a substantial cushion at the Alberta Merchant CGU in each of 2018, 2017 and 2016, due to the Corporation’s large merchant renewable fleet in the province.
I. 2018

Sundance Unit 2
In the third quarter of 2018, the Corporation recognized an impairment charge on Sundance Unit 2 in the amount of $38 million, due to the Corporation’s decision to retire Sundance Unit 2. Previously, the Corporation had expected Sundance Unit 2 to remain mothballed for a period of up to two years and therefore remain within the Alberta Merchant CGU where significant cushion exists. The impairment assessment was based on value in use and included the estimated future cash flows expected to be derived from the Unit until its retirement on July 31, 2018. Discounting did not have a material impact.

Lakeswind and Kent Breeze
On May 31, 2018, TransAlta Renewables acquired an economic interest in Lakeswind through the subscription of tracking preferred shares of a subsidiary of the Corporation and also purchased Kent Breeze (see Note 4(D)). In connection with these acquisitions, the assets were fair valued using discount rates that average approximately 7 per cent. Accordingly, the Corporation has recorded an impairment charge of $12 million using the valuation in the agreement as the indicator of fair value less cost of disposal in 2018. The impairment charge had an $11 million impact on PP&E and a $1 million impact on intangible assets (See Note 17 and 19).
II. 2017

Sundance Unit 1
In the second quarter of 2017, the Corporation recognized an impairment charge on Sundance Unit 1 in the amount of $20 million, due to the Corporation’s decision to early retire Sundance Unit 1. Previously, the Corporation had expected Sundance Unit 1 to operate in the merchant market in 2018 and 2019 and therefore remain within the Alberta Merchant CGU where significant cushion exists. The impairment assessment was based on value in use and included the estimated future cash flows expected to be derived from the Unit until its retirement on Jan. 1, 2018. Discounting did not have a material impact.

No separate stand-alone impairment test was required for Sundance Unit 2, as mothballing the Unit maintained the Corporation’s flexibility to operate the Unit as part of the Corporation’s Alberta Merchant CGU to 2021.

III. 2016

Wintering Hills

On Jan. 26, 2017, the Corporation announced the sale of its 51 per cent interest in the Wintering Hills merchant wind facility for approximately $61 million (see Note 4(S)). In connection with this sale, the Wintering Hills assets were accounted for as held for sale at Dec. 31, 2016. As required, the Corporation assessed the assets for impairment prior to classifying them as held for sale. Accordingly, the Corporation has recorded an impairment charge of $28 million using the purchase price in the sale agreement as the indicator of fair value less cost of disposal in 2016.
B. Project Development Costs
During 2018, the Corporation wrote off $23 million in project development costs related to projects that are no longer proceeding.